Slides prepared for use with December 18, 2000, teleconference discussing Southwestern Energy Company's 2001 Strategy and Outlook.


(slide 1)
Southwestern Energy Company
 2001 Strategy and Outlook Teleconference

[picture of Harold Korell, President and Chief Executive Officer]

[picture of Greg Kerley, Executive Vice President and Chief Financial Officer]


(slide 2)
Strategy for 2001

o  Continue to pursue the sale of utility on appropriate terms.
     o  2000 is not 1999.
     o  Current commodity prices allow flexibility in timing of sale.

o  Hedge approximately 80% of 2001 gas production.
     o  Provides financial flexibility to pay down debt.
     o Allows for funding of 2001 capital program and improves our capital structure.
     o  Allows opportunity to pursue our E&P strategy which is working.

o  Planned  capital  investment  program  of  $82  million.
     o  Up 9%  from  2000 investment level.
     o  Planned E&P capital program of $75 million.

(slide 3)
Core Operating Areas

[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Mid-Continent in North Texas and western Oklahoma, including the panhandle; Arkoma in western Arkansas and eastern Oklahoma; Permian/East Texas in southeast New Mexico and eastern and central Texas; and South Louisiana in gulf coast region of Louisiana]

Reserves & Production @ Sept. 30, 2000

Mid-Continent
         Reserves - 31.9 Bcfe (9%)
         Production - 2.7 Bcfe (10%)
Arkoma
         Reserves - 198.1 Bcfe (55%)
         Production - 15.0 Bcfe (56%)
         2001 Capital - $20.5 MM (27%)
Permian/East Texas
         Reserves - 99.6 Bcfe (28%)
         Production - 7.4 Bcfe (28%)
         2001 Capital - $30.3 MM (41%)
South Louisiana
         Reserves  - 31.0 Bcfe (8%)
         Production  - 1.5 Bcfe (6%)
         2001 Capital - $24.2 MM (32%)

(slide 4)
Overton Field Potential

[map showing Overton Field area by units indicating locations of active wells and planned wells]

OVERTON ACQUISITION
East Texas - 10,000 Acres
         16 Active Wells in 13 Units
         (Developed at 640-Acre Spacing)

         8 Wells Planned for 2001
         (Developed at 320-Acre Spacing)

Overton Field Drilling Potential

                                EUR (Bcfe)
                              --------------
                           # Wells  Gross    Net
                           -------  -----    ---
320 Acre Spacing             10       16      13
160 Acre Spacing             26       42      33
         TOTAL               36       58      46
                           =====================

(slide 5)
Atchafalaya Mini-Basin

[map showing location of the Atchafalaya Basin in Assumption, St. Martin & Iberia Parish's in southern Louisiana indicating the location of the E. Atchafalaya & Boure 3-D Surveys, the Jeanerette 3-D Survey, the North Grosbec and Gloria discoveries, an unsuccessful well, and the Malone and North Jeanerette prospects]

North Grosbec Discovery
         Gross EUR: 93.3 Bcfe
         WI: 25%
         Curr. Prod.: 15.4 MMcfd & 567 Bopd
Gloria Discovery
         Gross EUR: 16.1 Bcfe
         WI: 50%
         Curr. Prod.: 9.6 MMcfd & 310 Bopd
Malone Prospect
         50 Bcfe Gross Reserve Potential
         WI: 33%
North Jeanerette Prospect
         394 Bcfe Gross Reserve Potential
         WI: 25%

(slide 6)
Outlook for 2001

o  Targets:
     o  Production target of 38 Bcfe in 2001.
     o  Excess cash flow goes toward long-term debt reduction.

                         NYMEX Commodity Price Assumptions
                   ---------------------------------------------
                   $3.50 Gas        $4.50 Gas         $5.50 Gas
                   $25.00 Oil       $25.00 Oil        $25.00 Oil
                   ----------       ----------        ----------
  o  Earnings      $32MM            $37MM             $46MM
  o  EPS           $1.28            $1.49             $1.84
  o  Cash Flow     $103MM           $112MM            $126MM
  o  CFPS          $4.13            $4.48             $5.04
  o  EBITDA        $128MM           $136MM            $150MM

(slide 7)
The Road to V+

o  Continue to Pursue the Sale of the Utility on Our Terms.

o  Stay the Course with Our Balanced E&P Strategy.

o  Build on Exploration Success.

o  Reduce Debt with Excess Cash Flow.

o  Deliver the Numbers.
     o  Production and Reserve Growth.
     o  Add Value for Every Dollar Invested.

o  Increase Cash Flow Multiple to the Peer Average.